                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT

          The Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM Variable Insurance Funds ("AVIF"), a Delaware trust, A I M Distributors, Inc., (AIM) a Delaware Corporation, The United States Life Insurance Company in the City of New York, a New York life insurance company ("LIFE COMPANY"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and American General Securities Incorporated, an affiliate of LIFE COMPANY and the principal underwriter of the Contracts ("UNDERWRITER") (collectively, the "Parties"), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                             SEPARATE ACCOUNTS
       FUNDS AVAILABLE UNDER                 UTILIZING SOME OR                          CONTRACTS FUNDED BY THE
           THE POLICIES                      ALL OF THE FUNDS                              SEPARATE ACCOUNTS
----------------------------------   --------------------------------   ------------------------------------------------------
         (SERIES I SHARES)
AIM V.I. International Equity Fund   The United States Life Insurance   X    Platinum Investor Flexible Payment Variable Life
AIM V.I. Value Fund                  Company in the City of New York         Insurance Policies, Form No. 97600N
                                     Separate USL VL-R

                                                                        X    Platinum Investor Survivor Last Survivor Flexible
                                                                             Premium Variable Life Insurance Policy, Form No.
                                                                             99206N

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: October 1, 2001

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin             By: /s/ Carol F. Relihan
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Carol F. Relihan
Title: Assistant Secretary              Title: Senior Vice President

(SEAL)


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Michael J. Cemo
Title: Assistant Secretary              Title: President

(SEAL)


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

                                        THE UNITED STATES LIFE INSURANCE COMPANY
                                        IN THE CITY OF NEW YORK


Attest: /s/ Lauren W. Jones             By: /s/ David Dietz
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


                                        AMERICAN GENERAL SECURITES INCORPORATED


Attest: /s/ Lauren W. Jones             By: /s/ Andy Kalbaugh
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


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